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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 13, 2002


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




            Delaware                       0-692                 46-0172280
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


               125 South Dakota Avenue                         57104
              Sioux Falls, South Dakota                      (Zip Code)
       (Address of principal executive offices)


                                 (605) 978-2908
              (Registrant's telephone number, including area code)






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Item 5.     Other Events

On December 13, 2002, NorthWestern Corporation (the "Company") issued a press release discussing lowered guidance for estimated 2002 results, a review of year-end charges and estimated 2002 results from utility operations. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.     Financial Statements and Exhibits


EXHIBIT NO.   DESCRIPTION OF DOCUMENT
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99.1*         Press Release of NorthWestern Corporation, dated December 13, 2002

* filed herewith



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:    /s/ Kipp D. Orme
                                       -------------------------------
                                         Kipp D. Orme
                                         Vice President and Chief Financial
                                         Officer

Date:  December 13, 2002


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                                Index to Exhibits
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EXHIBIT NO.   DESCRIPTION OF DOCUMENT
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99.1*         Press Release of NorthWestern Corporation, dated December 13, 2002

* filed herewith


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